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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934






                                 APRIL 28, 1999
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                Date of Report (Date of earliest event reported)







                       ILLINOIS SUPERCONDUCTOR CORPORATION
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             (Exact name of registrant as specified in its charter)





       DELAWARE                     0-22302                      36-3688459
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(State of Incorporation)       (Commission File No.)           (IRS Employer
                                                             Identification No.)





                451 KINGSTON COURT, MT. PROSPECT, ILLINOIS 60056
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               (Address of principal executive offices) (Zip Code)







                                 (847) 391-9400
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              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         On April 28, 1999, Illinois Superconductor Corporation (the "Company") issued a press release announcing the Company's financial results for the first quarter ended March 31, 1999. The Company also announced in such press release its hiring of Mesirow Financial, Inc. to assist the Company with raising additional capital and evaluating strategic alternatives. A copy of the April 28, 1999 press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

         Exhibit 99.1: Press Release issued by Illinois Superconductor Corporation (the "Company") on April 28, 1999 announcing the Company's financial results for the first quarter ended March 31, 1999. The Company also announced in such press release its hiring of Mesirow Financial, Inc. to assist the Company with raising additional capital and evaluating strategic alternatives.




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                                    SIGNATURE


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                              ILLINOIS SUPERCONDUCTOR CORPORATION



                              By:  /s/ William M. Kochlefl
                                 -----------------------------------------------
                                 William M. Kochlefl
                                 Vice President, General Counsel and Secretary

Date: April 28, 1999




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                                  EXHIBIT INDEX





EXHIBIT
  NO.                         DESCRIPTION OF EXHIBITS
-------                       -----------------------

99.1 Press Release issued by Illinois Superconductor Corporation (the "Company") on April 28, 1999 announcing the Company's financial results for the first quarter ended March 31, 1999. The Company also announced in such press release its hiring of Mesirow Financial, Inc. to assist the Company with raising additional capital and evaluating strategic alternatives.




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